                                                                    EXHIBIT 10.2
                                                                    ------------


                          AGREEMENT AND PLAN OF MERGER
                          ----------------------------


        THIS AGREEMENT AND PLAN OF MERGER (this "Agreement") is entered into as
                                                 ---------
of _________, 1998 by and among QBI Acquisitions Co., Inc., a Delaware corporation ("Newco"), Advanced Nutraceuticals, Inc., a Delaware corporation
              -----
("ANI"), Quality Botanical Ingredients, Inc., a New Jersey corporation (the
-----
"Company") and Joseph Schortz, Lawrence J. Katz and the Botanical Trust, Joseph
--------
Schortz, trustee (each individually, a "Shareholder" and collectively, the
                                        -----------
"Shareholders").
-------------

                                R E C I T A L S
                                - - - - - - - -

        A.   ANI owns all of the outstanding shares of capital stock of Newco.

        B. The respective boards of directors of Newco and the Company have determined that it is fair to, and in the best interests of, their respective corporations and stockholders for the Company to be merged with and into Newco upon the terms and subject to the conditions set forth herein (the "Merger");
                                                                    ------
the board of directors and sole stockholder of Newco have approved and adopted this Agreement in accordance with the Delaware General Corporation Law (the "Delaware Law"); and the board of directors and stockholders of the Company have
-------------
approved and adopted this Agreement in accordance with the New Jersey Business Corporation Act (the "New Jersey Law").
                      --------------

                                   AGREEMENT
                                   ---------

        NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties herein contained, the parties hereto agree as follows:

                                   ARTICLE 1

                                  DEFINITIONS
                                  -----------

   Section 1.1     Definitions.  For all purposes of this Agreement, certain
                   -----------
capitalized terms not otherwise defined herein shall have the meanings set forth in Exhibit A attached hereto.
   ---------

                                   ARTICLE 2

                                  THE MERGER
                                  ----------

   Section 2.1     Merger.  Upon the terms and subject to the conditions of
                   ------
this Agreement, the Company shall be merged with and into Newco in accordance with the applicable provisions of the Delaware Law. The Company and Newco are herein sometimes referred to as the "Constituent Corporations." Newco shall be
                                     ------------------------
the surviving corporation following the effectiveness of the Merger (sometimes referred to herein as the "Surviving Corporation").
                           ---------------------

   Section 2.2     Effect of Merger.  The parties agree to the following
                   ----------------
provisions with respect to the Merger:

                   (a) Certificate of Incorporation and Bylaws.  The
                       ---------------------------------------
Certificate of Incorporation of Newco, as in effect immediately prior to the Effective Time, shall be the Certificate of Incorporation of the Surviving Corporation, from and after the Effective Time until amended in accordance with applicable law. The Bylaws of Newco, as in effect immediately prior to the Effective Time, shall be the Bylaws of the Surviving Corporation from and after the Effective Time until amended in accordance with applicable law, the Surviving Corporation's Certificate of Incorporation and such Bylaws.

          (b) Directors and Officers.  The directors and officers of Newco in
              ----------------------
office immediately prior to the Effective Time shall be the directors and officers, respectively, of the Surviving Corporation, and each shall hold his or her respective office or offices from and after the Effective Time until his or her successor shall have been elected and shall have qualified or as otherwise provided in the Bylaws of the Surviving Corporation.

          (c) Name and Corporate Organization of Surviving Corporation.  The
              --------------------------------------------------------
name of the Surviving Corporation from and after the Effective Time shall be "QBI Acquisition Co., Inc.," which name shall be changed after the closing to Quality Botanical Ingredients, Inc. in accordance with applicable law. At the Effective Time, the identity and separate corporate existence of the Company shall cease and Newco as the surviving corporation and successor shall succeed to the Company in the manner of and as more fully set forth in Section 259 of the Delaware Law.

          (d) Filing of Certificate of Merger and Further Assurances.  If this
              ------------------------------------------------------
Agreement is not terminated pursuant to Article 9 hereof, as soon as practicable after all conditions to the Merger set forth in Article 6 hereof shall have been satisfied or waived, the Constituent Corporations shall cause the Certificate of Merger attached hereto as Annex B ("Certificate of Merger") to be
                                                   ---------------------
executed and acknowledged and, as required by Delaware Law, filed with the Secretary of State of the State of Delaware as provided in the Delaware Law, and an executed and acknowledged counterpart of the Certificate of Merger to be filed with the State of New Jersey as provided in the New Jersey Law. The Merger shall become effective on the date and at the time the Certificate of Merger is filed with the Secretary of State of the State of Delaware in accordance with Section 103 of the Delaware Law (the "Effective Time"). If, at
                                                      --------------
any time after the Effective Time, the Surviving Corporation shall consider or be advised that any deeds, bills of sale, assignments or assurances or any other acts or things are necessary, desirable or proper (i) to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation, its right, title or interest in, to or under any of the rights, properties or assets of the Constituent Corporations acquired or to be acquired as a result of the Merger, or (ii) otherwise to carry out the purposes of this Agreement, the Surviving Corporation and its officers and directors or their designees shall be authorized to execute and deliver, in the name and on behalf of the Constituent Corporations, all such deeds, bills of sale, assignments and assurances and do, in the name and on behalf of the Constituent Corporations, all such other acts and things necessary, desirable or proper to vest, perfect or confirm its right, title or interest in, to or under any of the rights, properties or assets of the Constituent Corporations acquired or to be acquired as a result of the Merger and otherwise to carry out the purposes of this Agreement.

   Section 2.3     Conversion of Securities.
                   ------------------------

                   (a) By virtue of the Merger and without any action on the part of the holder thereof, at the Effective Time each share of common stock, no par value, of the Company ("Company Common Stock"), outstanding immediately
                            --------------------
prior to the Effective Time shall be converted into the right to receive (i) that amount of the Stock Merger Consideration (hereinafter defined) equal to the total aggregate Stock Merger Consideration divided by the number of shares of Company Common Stock outstanding and (ii) that amount of the Cash Merger Consideration (as hereinafter defined) equal to the total aggregate Cash Merger Consideration divided by the number of shares of Company Common Stock outstanding; deliverable and payable to the holder thereof upon surrender of the certificate formerly representing Company Common Stock (the "Share Certificate")
                                                             -----------------
in the manner provided in Section 2.4 hereof.

          (b) "Stock Merger Consideration" shall mean that number of shares of
               --------------------------
common stock, par value $.001, of ANI ("ANI Common Stock") equal to $23,450,000
                                        ----------------
divided by the initial public offering price per share of ANI Common Stock (the "IPO Price"); provided, however, at the instruction of the Shareholders, that
 ---------
number of shares of ANI Common Stock only (and not cash) determined by dividing $3,000,000 by the IPO Price and such additional shares required, if any, in satisfaction of the convertible debt held by the BPI Holders shall be withheld and issued directly to the BPI Holders (as hereinafter defined) immediately after the Closing. "Cash Merger Consideration" shall mean an aggregate of
                     -------------------------
$8,050,000 in cash, without interest. The Stock Merger Consideration and Cash Merger Consideration are herein sometimes collectively referred to as the "Merger Consideration."
---------------------

          (c) By virtue of the Merger and without any action on the part of the holder thereof, at the Effective Time each share of Company Common Stock held by the Company as a treasury share immediately prior to the Effective Time shall be canceled and no payment of any consideration shall be made with respect thereto.

   Section 2.4     Payment of Cash for Company Common Stock; Exchange of Shares.
                   ------------------------------------------------------------

                   (a) Each holder of a Share Certificate which immediately prior to the Effective Time represented outstanding shares of Company Common Stock will be entitled to receive, upon surrender to ANI of such Share Certificate for cancellation, (i) a cash payment per share of Company Common Stock and (ii) subject to the direction of the Shareholders in Section 2.3, shares of ANI Common Stock, in each case in the amount calculated in accordance with Section 2.3 hereof. Until properly surrendered, each such Share Certificate shall be deemed for all purposes to evidence only the right to receive such cash and shares of ANI Common Stock. No interest shall accrue or be paid on the cash payable upon the surrender of the Share Certificates.

                   (b) No certificates or script representing fractional shares of ANI Common Stock shall be issued upon the surrender for exchange of Share Certificates, and no holders thereof shall be entitled to any voting rights, rights to receive any dividends or distributions or other rights as a stockholder of ANI with respect to any fractional shares of ANI Common Stock that would otherwise be issued to such holder. In lieu of any fractional shares of ANI Common Stock that would otherwise be issued, each holder that would have been entitled to receive a fractional share of ANI Common Stock shall, upon proper surrender of such holder's Share Certificates, receive a cash payment equal to such fraction multiplied by the initial public offering price per share of ANI Common Stock.

   Section 2.5     Post-Closing Adjustment for Future Performance.
                   ----------------------------------------------

                   Pursuant to the earn out due to the BPI Holders, ANI shall establish an escrow, with a national bank or other independent escrow agent as escrow agent, for that number of shares of ANI Common Stock equal to $3,000,000 divided by the IPO Price (the "Escrowed Shares"). The former BPI shareholders
                               ---------------
(the "BPI Holders") shall be entitled to receive all or a portion of such
      ----------

shares in accordance with the provisions of the earn out set forth in Section
1.4 of the Stock Purchase Agreement dated June __, 1998 by and between the Company and the BPI Holders (the "Earn Out").
                                  --------

                   Amounts payable to the BPI Holders pursuant to this Section
2.5 shall be paid to each BPI Holder based on such BPI Holder's pro rata share of BPI capital stock issued and outstanding immediately prior to the acquisition of BPI by the Company as specified on Exhibit C. The BPI Holders shall acknowledge as a condition of delivery of the ANI Common Stock that they are receiving the shares for their own account and not with a view to distribution and that the shares have not been registered for sale under the Securities Act but are being issued pursuant to an exemption therefrom and will be so legended, and there shall exist an available exemption from registration under the Securities Exchange Act of 1933 (the "Securities Act") for the issuance of such shares at the date of issuance.

   Section 2.6     Closing.  The closing of the Merger and the other
                   -------
transactions contemplated hereby (the "Closing") shall take place at the offices
                                       -------
of Paul, Hastings, Janofsky & Walker LLP, Twenty-Third Floor, 555 South Flower Street, Los Angeles, California 90071, at 10:00 A.M. local time on the day of closing of the initial public offering of the ANI Common Stock, or at such other time or on such other date as shall be agreed upon among the parties upon satisfaction or waiver of all conditions precedent to the Closing (such time and date being referred to herein as the "Closing Date").
                                      ------------

   Section 2.7     Actions at the Closing.  At the Closing:
                   ----------------------

          (a) The Company and Shareholders shall deliver or cause to be delivered to ANI and Newco all of the documents, certificates and instruments required to be delivered to ANI or Newco pursuant to Section 6.2.

          (b) ANI and Newco shall deliver or cause to be delivered to the Company and the Shareholders all of the documents, certificates and instruments required to be delivered to the Company or the Shareholders pursuant to Section 6.3.

          (c) The Company and Newco shall file the Certificate of Merger with the Secretary of State of the State of Delaware and with the Secretary of State of the State of New Jersey.

          (d) ANI shall deliver to the Shareholders, in the number or amounts as instructed by the Shareholders in writing, signed by all of the Shareholders, certificates representing the shares of ANI Common Stock acquired by the Shareholders in the Merger.

          (e) ANI shall deliver to the Shareholders, in the number or amounts as instructed by the Shareholders in writing, signed by all of the Shareholders, by wire transfer of immediately available funds, or by certified or cashier's check, the cash portion of the Merger Consideration.

          (f) ANI shall pay the Company's $1,350,000 note payable to the BPI Holders (the "BPI Note") and shall assume (i) the $3,000,000 convertible
              --------
promissory note held by the BPI Holders and (ii) the Earn Out.

          (g) ANI shall pay the balance of the settlement due to Triarco pursuant to the agreement dated December 11, 1997 (the "Triarco Settlement"), in
                                                        ------------------
the approximate amount of $1,000,000.

          (h) ANI shall pay the bridge loan due to Mellon Bank pursuant to the Note dated May 12, 1998 in the approximate amount of $1,000,000.

          (i) The Shareholders shall deliver or cause to be delivered to ANI or, at its direction, an assignment of all of their interests (representing 81% of the ownership) in each of the limited liability companies owned by Messrs. Schortz, Katz and Nathan Belkowitz engaged in contract farming in the states of Missouri, North Carolina and New Jersey (the "Farm LLCs"), free and clear from
                                              ---------
any Liens other than amounts due to QBI.

                                   ARTICLE 3

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------
                             REGARDING THE COMPANY
                             ---------------------

        The Company and the Shareholders hereby jointly and severally represent and warrant to, and covenant and agree with, ANI and Newco that:

   Section 3.1       Organization and Good Standing; Subsidiaries.  The Company
                     --------------------------------------------
is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey, with full power and authority to own and lease its properties and to conduct its business as currently conducted. The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which the Company owns or leases any property, or conducts any business, so as to require such qualification, except for Hawaii (where the Company will be qualified, if required, prior to Closing) or where the failure to obtain such qualification would not be reasonably likely to have a material adverse effect. The Company has no Subsidiaries except BPI and does not own or control or have any other equity investment or other interest in, directly or indirectly, any corporation, joint venture, limited liability company, partnership, association or other entity. The copies or originals of the [articles] of incorporation, bylaws, minute books and stock records of the Company previously delivered to, or made available for inspection by, ANI are true, complete and correct.

   Section 3.2     Authorization, Binding Agreement. The Company has all
                   --------------------------------
requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Company's board of directors and the Company's stockholders in accordance with the New Jersey Law and the certificate of incorporation and bylaws of the Company. No other corporate proceedings on the part of the Company are necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Company and constitutes the legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or other laws, now or hereafter in effect, relating to or limiting creditors' rights generally, and (b) general principles of equity (whether considered in an action in equity or at law).

   Section 3.3     No Conflicts.  The execution, delivery and performance of
                   ------------
this Agreement and the consummation of the transactions contemplated hereby will not (a) except for the required consent of Mellon Bank, conflict with or result in a breach or violation of any term or provision of, or constitute a default under (with or without notice or passage of time, or both), or otherwise give any Person a basis for accelerated or increased rights or termination or nonperformance under, any obligation, agreement or instrument to which the Company is a party or by which the Company is bound or affected or to which any of the property or assets of the Company is bound or affected, (b) result in the violation of the provisions of the certificate of incorporation or bylaws of the Company or any Legal Requirement applicable to or binding upon it, (c) result in the creation or imposition of any Lien upon any property or asset of the Company or (d) otherwise adversely affect the contractual or other legal rights or privileges of the Company. Schedule 3.3 sets forth a list of all agreements
                            ------------
requiring the consent of any party thereto to any of the transactions contemplated hereby (including, without limitation, the agreements with Mellon Bank and the mortgage holder on the 500 Metuchen Road property).

                   Except as set forth on Schedule 3.3, all consents,
                                          ------------
authorizations and approvals of any Person to or as a result of the consummation of the transactions contemplated hereby, that are necessary or advisable in connection with the operations and business of the Company as currently conducted and as proposed to be conducted, or for which the failure to obtain the same might have, individually or in the aggregate, a Material Adverse Effect, have been lawfully and validly obtained by the Company.

   Section 3.4     Capitalization.  The authorized capital stock of the Company
                   --------------
consists solely of 300 shares of Company Common Stock, of which 150 shares are, and as of the Closing will be, issued and outstanding. All of the issued and outstanding shares of Company Common Stock have been duly authorized and validly issued and are fully paid and nonassessable and are held by the Shareholders in the amounts reflected in Annex A hereto. There are no existing options,
                         -------
warrants, rights, calls or commitments of any character relating to the shares of Company Common Stock or any other capital stock or securities of the Company,
(ii) there are no outstanding securities or other instruments convertible into or exchangeable for shares of Company Common Stock or any other capital stock or securities of the Company and no commitments to issue such securities or instruments, and no Person has any right of first refusal, subscription right or similar right with respect to any shares of Company Common Stock or any other capital stock or securities of the Company.

   Section 3.5     Financial Statements.
                   --------------------

        (a) The Company has prepared and furnished to ANI, and there are included in Schedule 3.5 hereto, true and complete copies of (i) the unaudited
            ------------
balance sheet (the "Balance Sheet") of the Company, the Farm LLCs and BPI at
                    -------------
June 30, 1998 (the "Balance Sheet Date"), and the related unaudited statements
                    ------------------
of income, shareholders' equity and cash flows for the six months then ended,
(ii) (a) the audited balance sheets of the Company at December 31, 1997 and December 31, 1996, (b) the unaudited balance sheets of BPI at December 31, 1997 and December 31, 1996, [and (c) the unaudited balance sheets of the Farm LLCs at December 31, 1997 and December 31, 1996] and the related audited (and unaudited, with respect to unaudited balance sheets) statements of income, shareholders' equity and cash flow for the fiscal year then ended, together with the report thereon of independent certified public accountants as to the Company (the financial statements described in clauses (i) and (ii) above are collectively referred to as the "Financial Statements").
                    --------------------

        (b) The Financial Statements present fairly the financial condition of the Company as of the dates indicated therein and the results of operations and cash flows of the Company for the periods specified therein, have been prepared in conformity with GAAP (other than the financial statements of BPI at and for the period ending December 31, 1996 and the financial statements for the Farm LLCs, all of which are prepared on a tax basis) applied on a consistent basis during the periods covered thereby and prior periods, have been derived from the accounting records of the Company and represent only actual, bona fide transactions.

   Section 3.6     Property and Products.
                   ---------------------

        (a) The Company has, and immediately prior to the Closing will have, good, valid and marketable title in fee simple to all real property and all personal property reflected on the Balance Sheet as owned by the Company and all real property and personal property acquired by the Company since the Balance Sheet Date, in each case free and clear of all Liens except (i) as set forth on

Schedule 3.6(a-1), and (ii) for sales and other dispositions of inventory in the
-----------------
ordinary course of business since the Balance Sheet Date which, in the aggregate, have not been materially different from prior periods. Schedule
                                                                  --------
3.6(a-2) contains a list of all tangible personal property, including, without
--------
limitation, computer systems, hardware and software, having a cost or fair market value in excess of $50,000 owned by the Company (other than personal property held by the Company as lessee under an operating lease). Schedule
                                                                   --------
3.6(a-3) contains a list of all real property leases, licenses and personal
--------
property leases under which the Company is the lessee or licensee. True and complete copies of all real property leases, licenses and personal property leases listed on Schedule 3.6(a-3) have been delivered to Purchaser heretofore,
                 -----------------
as well as copies of any title reports, surveys or environmental reports or audits relating to any leased real property. For the purposes of this Section 3.6(a-3), a "lease" shall include a sublease. All personal property owned by the Company and all personal property held by the Company pursuant to operating leases is in good operating condition and repair, subject only to ordinary wear and tear, and is suitable and appropriate for the use thereof made and proposed to be made by the Company in its business and operations. The real property and personal property described in Schedules 3.6(a-1) and 3.6(a-2) and the real property and personal property held by the Company pursuant to the leases and licenses described in Schedule 3.6(a-3) comprise all of the real property and personal property used in the conduct of business of the Company. The Company owns or leases all of the real and personal property, tangible and intangible, necessary to conduct its business as heretofore conducted or as contemplated to be conducted except as specifically disclosed herein.

        (b) Except as set forth in Schedule 3.6(b), all of the facilities,
                                   ---------------
buildings, plants, structures and improvements (A) are in good operating condition and repair, and (B) are adequate and suitable for the purposes for which they are currently and proposed to be used. There are no (i) leases, subleases, licenses, concessions or other agreements, written or oral, granting to any other Person the right to acquire, use or occupy any portion of, any real property, other than the rights of Jay Ram, pursuant to the Lease Agreement dated December 7, 1995 to buy out the lease and cause BPI to move the building on the land which is the subject of the prepaid land lease, (ii) outstanding options or rights of first refusal to purchase all or any portion of real property or interest therein, other than the option to purchase the real property at 450 Metuchen Road pursuant to the Lease Agreement dated January 14, 1997, and (iii) Persons (other than the Company) in possession of any Real Property. Except for inventory that is excess, damaged or obsolete, for which in the aggregate an adequate reserve has been established in the Balance Sheet in accordance with generally accepted accounting principles, consistently applied, the inventory reflected in the Balance Sheet and thereafter acquired and not disposed of since such date is of good and merchantable quality, and of a quantity and quality saleable in the ordinary course of business in accordance with past practices.

        (c) Schedule 3.6(c) includes an accurate description of all products manufactured, marketed, sold or licensed by the Company or its predecessor(s) since January 1, 1993 (the "Company Products"). Except as disclosed on Schedule 3.6(c), there have been no Company Products which have been recalled, withdrawn or suspended in and/or outside of the United States (whether voluntarily or otherwise) since January 1, 1993, nor have there been proceedings in and/or outside of the United States pending against the Company at any time since January 1, 1993 (whether such proceedings have since been completed or remain pending) seeking the recall, withdrawal, suspension or seizure of any

Company Product or seeking to enjoin the Company from engaging in any activities pertaining to such Company Products or to affirmatively perform activities pertaining to such Company Products prior to shipping such products. There are no facts which exist which could reasonably be expected to furnish a basis for the recall or withdrawal or any Company Product or the suspension of any product registration, product license, manufacturing license, wholesale dealer's license, export license or other governmental license, or the approval or consent of any governmental regulatory agency with respect to any Company Product, nor do there exist any facts which could reasonably be expected to furnish a basis for the recall, withdrawal, suspension or seizure by any governmental agency or court of any Company Product or which could reasonably be expected to form the basis for the issuance of an injunction pertaining thereto or to cause the Company to cease further distribution or marketing of any Company Product pending further approval or authorization by any governmental agency or to change marketing classification of any Company Product. The Company Products have been manufactured, marketed and distributed in accordance with the specifications under which such Company Products have normally been manufactured and in accordance with all applicable requirements of law. Since January 1, 1993, the Company has not received or been subject to consent decrees, orders, settlement agreements or similar matters relating in any fashion to the Company Products or received any warning letters or other correspondence from the Food and Drug Administration, the Federal Trade Commission or other governmental officials or agencies concerning the Company Products or which have in any manner asserted that the operations of the Company may not be in compliance with applicable laws, regulations, rules or guidelines. The Company has complied in all respects with current reporting requirements relating to the Company Products. Except for the principal of a corporation with whom the Company has a consulting agreement, no officer, director or employee of the Company has been convicted of or formally charged with any offense or act of a type that would be required to be disclosed in a registration statement pursuant to Form S-1 under the Securities Act.

   Section 3.7     Accounts Receivable.  All accounts receivable of the
                   -------------------
Company reflected in the Balance Sheet and all accounts receivable of the Company that have arisen since the Balance Sheet Date (except such accounts receivable as have been collected since such dates) are valid and enforceable claims. Such accounts receivable of the Company are not subject to any valid defense, offset or counterclaim and are fully collectible (or, in the case of Stryka Botanics Co., Inc., fully offsetable against valid accounts payable, dollar for dollar) on normal terms and in the ordinary course of business, except to the extent of the allowance for doubtful accounts reflected on the Balance Sheet. Schedule 3.7 contains a true and complete aging of the Company's
                ------------
accounts receivable as of the Balance Sheet Date.

   Section 3.8     Trademarks, Patents, Etc.
                   ------------------------

        (a) Schedule 3.8(a) contains a true and complete list of all letters
            ---------------
patent, patent applications, trade names, trademarks, service marks, trademark and service mark registrations and applications, copyrights, copyright registrations and applications, grants of a license or right to the Company with respect to the foregoing, both domestic and foreign, claimed by the Company or used or proposed to be used by the Company in the conduct of its business, whether registered or not, and the status of each (collectively herein, "Registered Rights").
------------------

        (b) Except as described in Schedule 3.8(b), the Company owns and has the
                                   ---------------
unrestricted right to use the Registered Rights and every trade secret, know-how, process, discovery, development, design, technique, customer and supplier list, promotional idea, marketing and purchasing strategy, invention, process, confidential data, product formulation and or other information (collectively herein, "Proprietary Information") required for, advantageous to or incident to
         -----------------------
the design, development, purchase, distribution, sale and use of all products and services sold or rendered or proposed to be sold or rendered by the Company, free and clear of any right, equity or claim of others. The Company has taken reasonable security measures to protect the secrecy, confidentiality and value of all Proprietary Information.

        (c) Except as described in Schedule 3.8(c), (i) the Company has not
                                   ---------------
sold, transferred, assigned, licensed or subjected to any Lien, any Registered Right or Proprietary Information or any interest therein, and (ii) the Company is not obligated or under any liability whatever to make any payments by way of royalties, fees or otherwise to any owner or licensor of, or other claimant to, any Registered Right or Proprietary Information. None of the Registered Rights or Proprietary Information licensed or granted to the Company is owned by any Shareholder or any affiliate of any Shareholder and no Registered Right or Proprietary Information has been licensed or granted to any Shareholder or any affiliate of any Shareholder.

        (d) Except that BPI has been advised that its branded product line "Farmacopia" conflicts with the trademark "Cornacopia" and that its brand name "Immu-Neem" conflicts with the brand name "Immunene," there is no claim or demand of any Person pertaining to, or any Action that is pending or, to the Company's or Shareholders' knowledge, threatened, which challenges the rights of the Company in respect of any Registered Right or any Proprietary Information; provided, however, the exceptions to this subsection (d), if adversely resolved, would not have a material adverse effect.

   Section 3.9     Banking and Insurance.
                   ---------------------

        (a) Schedule 3.9(a) contains a true and complete list of the names and
            ---------------
locations of all financial institutions at which the Company maintains a checking account, deposit account, securities account, safety deposit box or other deposit or safekeeping arrangement, the numbers or other identification of all such accounts and arrangements and the names of all persons authorized to draw against any funds therein.

        (b) Schedule 3.9(b) contains a true and complete list and brief summary
            ---------------
of all insurance policies and bonds and self insurance arrangements currently in force that cover or purport to cover risks or losses to or associated with the Company's business, operations, premises, properties, assets, employees, agents and directors. The insurance policies, bonds and arrangements described on
Schedule 3.9(b) (the "Policies") provide such coverage against such risk of loss
---------------       --------
and in such amounts as are customary for corporations of established reputation engaged in the same or similar business and similarly situated. True and complete copies of all such Policies have been delivered to ANI heretofore

   Section 3.10    Litigation.  Except as set forth on Schedule 3.10 (which
                   ----------                          -------------
includes a description of the Triarco settlement, a matter wherein the Company is a plaintiff against a former agent and a $40,000 collection matter at BPI), there is no legal action, suit, arbitration or other legal, administrative or other governmental investigation, inquiry or proceeding pending or, to the knowledge of the Company or its Shareholders, threatened against or affecting the Company or any of its property, assets, business, products, franchises or governmental approvals, before any court or governmental department, commission, board, bureau, agency, instrumentality or arbitrator (including but not limited to any taxing entity or authority) which, individually or in the aggregate, could reasonably be expected to have a material adverse effect upon the Company and its subsidiaries, taken as a whole, or to materially and adversely affect the ability of the Company to carry out, or to prevent or make unduly burdensome, the Merger contemplated by this Agreement. Except as set forth in
Schedule 3.10, the Company is subject to no outstanding judgments, orders, decrees, awards, stipulations or injunctions of any governmental entity or arbitrator against or affecting the Company or its properties, assets or business.

        Neither the Company nor, to the Shareholders' knowledge, any of its directors, officers, agents, employees or other Person (except as heretofore disclosed to ANI concerning a principal of a consultant to the Company) associated with or acting on behalf of the Company has (a) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (b) made any direct or indirect unlawful payments to government officials or employees, or foreign government officials or employees, from corporate funds, (c) established or maintained any unlawful or unrecorded fund of corporate monies or other assets, (d) made any false or fictitious entries on the books of account of the Company, or (e) made or received any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

   Section 3.11    Income and Other Taxes.  Except as set forth on Schedule
                   ----------------------                          --------
3.11:
----

        (a) All Tax Returns required to be filed through and including the date hereof in connection with the operations of the Company are true, complete and correct in all respects and have been properly and timely filed. The Company has not requested any extension of time within which to file any Tax Return, which Tax Return has not since been filed. Purchaser has heretofore been furnished by the Company with true, correct and complete copies of each Tax Return of the Company with respect to the past three taxable years, and of all reports of, and communications from, any Governmental Entities relating to such period.

        (b) All Taxes required to be paid or withheld and deposited through and including the date hereof in connection with the operations of the Company have been duly and timely paid or deposited by the Company. The Company has properly withheld or collected all amounts required by law for income Taxes and employment Taxes relating to its employees, creditors, independent contractors and other third parties, and for sales and use Taxes on sales, and has properly and timely remitted such withheld or collected amounts to the appropriate Governmental Entity. The Company has no liabilities for any Taxes for any taxable period ending prior to or coincident with the Closing Date.

   Section 3.12    Employee Benefit Matters.  Schedule 3.12 contains a complete
                   ------------------------   -------------
list of all employee benefit plans (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which
                                                              -----
are maintained or contributed to by the Company (the "Company Benefit Plans").
                                                      ----------------------
The Company has heretofore provided to Purchaser (i) true and complete copies of all Company Benefit Plans; (ii) the most recent annual actuarial evaluation, if any, prepared for each Company Benefit Plan; (iii) the two most recent annual reports (series 5500), if any, required under ERISA with respect to each Company Benefit Plan, including audited financial statements; (iv) the most recent determination letter received from the IRS, if any, for each Company Benefit Plan, and (v) the most recent Summary Plan Description, if any, required under ERISA with respect to each Company Benefit Plan. Except as disclosed on Schedule
                                                                        --------
3.12, (i) with respect to each Company Benefit Plan that is intended to
----
be qualified under Section 401(a) of the Code and is maintained by the Company for any of its employees, (x) the Company has obtained a favorable determination letter from the IRS and nothing has happened since such letter that would adversely affect the tax qualification of such plan and (y) such plan has been operated in compliance with ERISA and in accordance with the provisions of, and the rules and regulations covering, such plan except where the failure to so comply does not individually or in the aggregate, have a Material Adverse Effect upon the Company, (ii) with respect to each Company Benefit Plan, the Company is not, and to the Company's knowledge no other person is, engaged in a transaction prohibited by Section 4975 of the Code or Section 406 of ERISA which could result in a liability to the Company which would individually or in the aggregate, have a Material Adverse Effect upon the Company, (iii) each Company Benefit Plan which is subject to Part III of Subtitle B of Title I of ERISA or
Section 412 of the Code has been maintained in compliance with the minimum funding standards of ERISA and the Code, and no reportable event, within the meaning of Section 4043 of ERISA has occurred with respect to any Company Benefit Plan which is subject to Title IV of ERISA, other than reportable events with respect to which notice has been waived by the Pension Benefit Guaranty Corporation or which would not, individually or in the aggregate, have a Material Adverse Effect upon the Company, and (iv) no benefit is provided pursuant to a welfare benefit plan (as defined in ERISA Section 3(1)) to a former employee of the Company other than for continuation health coverage benefits provided under Code Section 4980B.

   Section 3.13    No Undisclosed Liabilities.  Except (i) to the extent set
                   --------------------------
forth or provided for in the Balance Sheet or the notes thereto, (ii) as set forth on Schedule 3.13 [which discusses the possible writedown of the Farm LLCs
         -------------
to net realizable value] or (iii) for non-material current liabilities incurred since the Balance Sheet Date in the ordinary course of business, as of the date hereof the Company has no liabilities or obligations of any kind or nature (whether or not of a type that would be required to be disclosed in financial statements), whether accrued, absolute, contingent or otherwise, whether due or to become due and whether the amounts thereof are readily ascertainable or not, or any unrealized or anticipated losses from any commitments of a contractual nature, including but not limited to liabilities or obligations for Taxes and Environmental Matters with respect to or based upon the facts existing, or transactions or events occurring at or prior to the Closing.

   Section 3.14    Permits, Licenses, Etc.; Regulatory Filings.  The Company
                   -------------------------------------------
possesses, and is operating in compliance with, all franchises, licenses, permits, certificates, authorizations, rights and other approvals of Governmental Entities necessary to (i) occupy, maintain, operate and use the real property as it is currently used and proposed (except for the proposed entry by the Company into the extraction business, for which applications for licenses and permits have not yet been made) to be used, (ii) conduct its business as currently conducted and as proposed to be conducted, and
(iii) maintain and operate its Company Benefit Plans (collectively, the "Permits"). Schedule 3.14 contains a true and complete list of all Permits.
-------     -------------
Each Permit has been lawfully and validly issued, and no proceeding is pending or, to the Shareholders' knowledge, threatened looking toward the revocation, suspension or limitation of any Permit. The consummation of the transactions contemplated by this Agreement will not result in the revocation, suspension or limitation of any Permit.

          The Company has made all required registrations and filings with and submissions to all applicable Governmental Entities relating to the operations of the Company as currently conducted and as proposed to be conducted, including, without limitation, all such applicable Governmental Entities having jurisdiction over any matters pertaining to conservation or protection of the environment, the treatment, discharge, use, handling, storage or production, or disposal of Hazardous Materials and the safety of foods, drugs and other consumer products. All such registrations, filings and submissions were in compliance with all Legal Requirements (including all Environmental Laws) and other requirements when filed, no material deficiencies have been asserted by any such applicable Governmental Entities with respect to such registrations, filings or submissions and, to the Shareholders' knowledge, no facts or circumstances exist which would indicate that a material deficiency may be asserted by any such authority with respect to any such registration, filing or submission.

   Section 3.15    Material Contracts; No Defaults.
                   -------------------------------

        (a) Schedule 3.15 contains a true and complete list and description of
            -------------
all material contracts, agreements, understandings, arrangements and commitments, written or oral ("Contracts"), of the Company by which it or its properties, rights or assets are bound. True and complete copies of such written Contracts and true and complete summaries of such oral Contracts have been delivered to Purchaser heretofore. For the purposes of this subsection
(a), "material" means any contract, agreement, understanding, arrangement or commitment that (i) involves performance by any party more than 90 days from the date hereof, (ii) involves payments or receipts by the Company in excess of $100,000, (iii) involves capital expenditures in excess of $25,000 or (iv) otherwise materially affects the Company.

        (b) Except as described in Schedule 3.15 (which includes the loan
                                   -------------
agreement with Mellon Bank), each Contract described herein or elsewhere in this Agreement, including, without limitation, Section 3.6, is, and after the Closing
                                          -----------
on identical terms will be, legal, valid, binding, enforceable and in full force and effect and no event or condition has occurred or become known to the Company or any Shareholder or is alleged to have occurred that constitutes or, with notice or the passage of time, or both, would constitute a default or a basis of force majeure or other claim of excusable delay, termination, nonperformance or
----- -------
accelerated or increased rights by the Company or any other Person under any Contract described above in this Section 3.15, or described or otherwise disclosed pursuant to this Agreement; and

        (c) No customer that represented in excess of 10% of the Company's sales of goods or services during the twelve months ended on the Balance Sheet Date has terminated its relationship with or adversely curtailed its purchases from the Company or indicated (for any reason) its intention so to terminate its relationship or curtail its purchases. No supplier from whom the Company purchased in excess of 10% of the Company's purchases of goods or services during the twelve months ended on the Balance Sheet Date has terminated its relationship with or adversely curtailed its accommodations, sales or services to the Company or indicated (for any reason) its intention to terminate such relationship or curtail its accommodations, sales or services. The Company has no purchases available from only a single source.

        (d) No person with whom the Company has such a contract, agreement, arrangement, commitment or other understanding is in default thereunder or has failed to perform fully thereunder by reason of force majeure or other claim of excusable delay, termination or
             ----- -------
nonperformance thereunder, the delay, termination or nonperformance of which, or a default under which, has had or may have a material adverse effect.

   Section 3.16    Absence of Certain Changes.  Since December 31, 1997, except
                   --------------------------
as disclosed in Schedule 3.16 (which will include descriptions of the kava
                -------------
purchase contracts acquired with the BPI acquisition and disclose the Mellon refinancing and the BPI acquisition), the Company has not: (i) incurred any debts, obligations or liabilities (absolute, accrued, contingent or otherwise), other than current liabilities incurred in the ordinary course of business which, individually or in the aggregate, are not material; (ii) subjected to or permitted a Lien upon or otherwise encumbered any of its assets, tangible or intangible; (iii) sold, transferred, licensed or leased any of its assets or properties except in the ordinary course of business; (iv) canceled or compromised any debt owed to or by or claim of or against it, or waived or released any right, of material value other than in the ordinary course of business; (v) suffered any physical damage, destruction or loss (whether or not covered by insurance) causing or having a material adverse effect; (vi) made or suffered any change in, or condition affecting, its condition (financial or otherwise), properties, profitability, prospects or operations other than changes, events or conditions in the ordinary course of business, none of which (individually or in the aggregate) has had or may have a material adverse effect; (vii) made any change in the accounting principles, methods, records or practices followed by it or depreciation or amortization policies or rates theretofore adopted; (viii) paid, or made any accrual or arrangement for payment of, any severance or termination pay to, or entered into any employment or loan or loan guarantee agreement with, any current or former officer, director or employee or consultant (other than employment contracts with employees renewed or entered into with respect to new employees in the ordinary course of business and with the BPI Shareholders); (ix) paid, or made any accrual or arrangement for payment of, any increase in compensation, bonuses or special compensation of any kind to any employee other than in the ordinary course of business, or paid, or made any accrual or arrangement for payment of, any increase in compensation, bonuses or special compensation of any kind to any officer or director of the Company or any consultant to the Company; or (x) entered into any agreement or otherwise obligated itself to do any of the foregoing.

   Section 3.17    Employees and Labor Matters.
                   ---------------------------

        (a) Schedule 3.17(a) contains a true and complete list of all contracts,
            ----------------
agreements, plans, arrangements, commitments and understandings (formal and informal) pertaining to terms of employment, compensation, bonuses, profit sharing, stock purchases, stock repurchases, stock options, stock appreciation rights, commissions, incentives, loans or loan guarantees, severance pay or benefits, use of the Company's property and related matters of the Company with any current or former shareholder, officer, director, employee or consultant, and true and complete copies of all such contracts, agreements, plans, arrangements and understandings have been delivered to Purchaser heretofore.

        (b) Except as set forth on Schedule 3.17(a) and except as specifically
                                   ----------------
provided herein with respect to Messrs. Schortz, Katz and a corporation of which Belkowitz is a principal, neither ANI nor the Surviving Corporation will have any responsibility for continuing any person in the employ (or retaining any person as a consultant) of the Company from and after the Closing or have any liability for any severance payments to or similar arrangements with any such Person who shall cease to be an employee of the Company at or prior to the Closing.

        (c) There is not occurring or, to the Company's or Shareholders' knowledge, threatened or anticipated, any strikes, slow downs, pickets, work stoppages, grievance proceedings, union organization efforts or other concerted action by (i) any current or former employees or other persons or (ii) any union or other collective bargaining unit, against either the Company or its premises or products.

   Section 3.18    Affiliates.  Except as disclosed on Schedule 3.18 (which
                   ----------                          -------------
will describe the supply arrangements with Herzl Markovitch), none of the Shareholders, any officer, director or key employee of the Company or any associate or Affiliate of the Company or any of such Persons has, directly or indirectly, (i) an interest in any Person that (A) furnishes or sells, or proposes to furnish or sell, services or products that are furnished or sold by the Company or (B) purchases from or sells or furnishes to, or proposes to purchase from or sell or furnish to, the Company any goods or services or (ii) a beneficial interest in any contract or agreement to which the Company is a party or by which the Company or any of the assets of the Company are bound or affected.

   Section 3.19    Compliance with Law.  The Company (i) has not violated or
                   -------------------
conducted its business or operations in violation of, and has not used or occupied its properties or assets in violation of, any Legal Requirement or Licensing Requirement which would individually or in the aggregate have a material adverse effect on the Company or its subsidiaries, (ii) has not been alleged to be in violation of any Legal Requirement or Licensing Requirement, and (iii) has not received any notice of any alleged violation of, or any citation for noncompliance with, any Legal Requirement or Licensing Requirement.

   Section 3.20   Brokers' Fees.  No investment banker, broker, finder or
                     -------------
similar agent has been employed by or on behalf of the Company in connection with this Agreement or the transactions contemplated hereby, and the Company has not entered into any agreement or understanding of any kind with any person or entity for the payment of any brokerage commission, finder's fee or any similar compensation in connection with this Agreement or the transactions contemplated hereby; provided, however, Lawrence J. Katz provides ongoing corporate development and financial advisory services to the Company pursuant to an agreement dated April 17, 1997 and attached hereto as part of Schedule 3.15; and, provided further, Lawrence J. Katz will not receive any additional commission, finder's fee or similar compensation as a result of the transaction contemplated herein.

   Section 3.21    Disclosure.  No representation or warranty of the Company or
                   ----------
any Shareholder in this Agreement and no information contained in any Schedule or other writing delivered pursuant to this Agreement or at the Closing contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to make the statements herein or therein not misleading.

                                   ARTICLE 4

                     REPRESENTATIONS AND WARRANTIES OF ANI
                     -------------------------------------

        ANI hereby represents and warrants to, and covenants and agrees with, the Company and the Shareholders that:

   Section 4.1     Organization and Good Standing of ANI.  ANI is a corporation
                   -------------------------------------
duly organized, validly existing and in good standing under the laws of the State of Delaware, with full power and authority to own and lease its properties and to conduct its business as currently conducted. ANI has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which ANI owns or leases any property, or conducts any business, so as to require such qualification, except where the failure to obtain such qualification would not be reasonably likely to have a material adverse effect. The copies or originals of the certificates of incorporation, bylaws, minute books and stock records of ANI previously delivered to, or made available for inspection by, the Company and the Shareholders are true, complete and correct.

   Section 4.2     Organization and Good Standing of Newco. Newco is a
                   ---------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full power and authority to own and lease its properties and to conduct its business as currently conducted. Newco has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which Newco owns or leases any property, or conducts any business, so as to require such qualification, except where the failure to obtain such qualification would not be reasonably likely to have a material adverse effect. The copies or originals of the certificate of incorporation, bylaws, minute books and stock records of Newco previously delivered to, or made available for inspection by, the Company and the Shareholders are true, complete and correct.

   Section 4.3     Authorization, Binding Agreement. ANI and Newco each have
                   --------------------------------
all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the respective boards of directors of ANI and Newco and the sole stockholder of Newco in accordance with the Delaware Law and the respective certificates of incorporation and bylaws of ANI and Newco. No other corporate proceedings on the part of ANI or Newco are necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by ANI and Newco and constitutes the legal, valid and binding agreement of ANI and Newco, enforceable against ANI and Newco in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or other laws, now or hereafter in effect, relating to or limiting creditors' rights generally, and
(b) general principles of equity (whether considered in an action in equity or at law).

   Section 4.4     No Conflicts.  The execution, delivery and performance of
                   ------------
this Agreement and the consummation of the transactions contemplated hereby will not (a) conflict with or result in a breach or violation of any term or provision of, or constitute a default under (with or without notice or passage of time, or both), or otherwise give any Person a basis for accelerated or increased rights or termination or nonperformance under, any indenture, mortgage, deed of trust, loan or credit agreement, lease, license or other agreement or instrument to which ANI or Newco is a party or by which ANI or Newco is bound or affected or to which any of the property or assets of ANI or Newco are bound or affected, (b) result in the violation of the provisions of the [articles or] certificate of incorporation or bylaws of ANI or Newco or any Legal Requirement applicable to or binding upon them, (c) result in the creation or imposition of any Lien upon any property or asset of ANI or Newco or (d) otherwise adversely affect the contractual or other legal rights or privileges of ANI or Newco. Schedule 4.4 sets forth a list of all agreements requiring the
                  ------------
consent of any party thereto to any of the transactions contemplated hereby. Except as set forth on Schedule 4.4, all consents, authorizations and approvals
                       ------------
of any Person to or as a result of the consummation of the transactions contemplated hereby, that are necessary or advisable in connection with the operations and business of ANI and Newco as currently conducted and as proposed to be conducted, or for which the failure to obtain the same might have, individually or in the aggregate, a material adverse effect, have been lawfully and validly obtained by ANI and Newco.

   Section 4.5     Capitalization.  The authorized capital stock of ANI
                   --------------
consists solely of 30,000,000 shares of ANI Common Stock, of which [______] shares are issued and outstanding, and 5,000,000 shares of preferred stock, of which none are issued and outstanding. All of the issued and outstanding shares of ANI Common Stock have been duly authorized and validly issued and are fully paid and nonassessable. Except as set forth in Schedule 4.5, there are no
                                                ------------
existing options, warrants, right, calls or commitments of any character relating to the shares of ANI Common Stock or any other capital stock or securities of ANI, (ii) there are no outstanding securities or other instruments convertible into or exchangeable for shares of ANI Common Stock or any other capital stock or securities of ANI and no commitments to issue such securities or instruments, and no Person has any right of first refusal, preemptive right, subscription right or similar right with respect to any shares of ANI Common Stock or any other capital stock or securities of ANI. The authorized capital stock of Newco consists solely of 10,000 shares of common stock, par value $.001 per share, of which 1,000 shares are, and on the Closing Date will be, issued and outstanding. All of the issued and outstanding shares of capital stock of Newco are, and on the Closing Date will be, owned beneficially and of record by ANI.

   Section 4.6     Brokers' Fees.  Except as set forth on Schedule 4.7, no
                   -------------                          ------------
investment banker, broker, finder or similar agent has been employed by or on behalf of ANI or Newco in connection with this Agreement or the transactions contemplated hereby, and neither ANI nor Newco have entered into any agreement or understanding of any kind with any person or entity for the payment of any brokerage commission, finder's fee or any similar compensation in connection with this Agreement or the transactions contemplated hereby.

   Section 4.7     Disclosure.  No representation or warranty of ANI or Newco
                   ----------
in this Agreement and no information contained in any Schedule or other writing delivered pursuant to this Agreement or at the Closing contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to make the statements herein or therein not misleading.

                                   ARTICLE 5

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------
                              OF THE SHAREHOLDERS
                              -------------------

        Each Shareholder hereby represents and warrants to, and covenants and agrees with, ANI and Newco that:

   Section 5.1     Ownership of Shares.  Such Shareholder owns of record and
                   -------------------
beneficially the number of shares of Company Common Stock [and the interest in each of the Farm LLCs] set forth opposite his or its name on Annex A hereto, and has, and at all times prior to and as of the Closing such Shareholder will have, good and marketable title to such shares [or interests] free and clear of all Liens (except those shares pledged (i) pursuant to the Triarco Settlement and (ii) pursuant to the bridge term loan to Mellon Bank) and adverse claims.

   Section 5.2     Execution and Delivery.  Such Shareholder has the power and
                   ----------------------
authority to execute and deliver this Agreement, to consummate the transactions
contemplated hereby and to perform its obligations under this Agreement.   This
Agreement, upon its execution and delivery by such Shareholder (assuming the due authorization, execution and delivery hereof by the other parties hereto), will constitute the legal, valid and binding obligation of such Shareholder, enforceable against such Shareholder in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency and similar laws relating to creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

   Section 5.3     No Conflicts.  The execution, delivery and performance of
                   ------------
this Agreement by such Shareholder and the consummation by such Shareholder of the transactions contemplated hereby will not conflict with or result in a breach or violation of any term or provision of, or (with or without notice or passage of time, or both) constitute a default under, any indenture, mortgage, deed of trust, trust (constructive and other), loan agreement or other agreement or instrument to which such Shareholder is a party or by which such Shareholder or such Shareholder's shares are bound, or violate the provisions of any statute, or any order, rule or regulation of any governmental body or agency or instrumentality thereof, or any order, writ, injunction or decree of any court or any arbitrator, having jurisdiction over such Shareholder or the property of the such Shareholder, other than the required consent of Mellon Bank, the satisfaction, at Closing of the Triarco Settlement, the amendment of the Botanical Trust Agreement and the possible required consent of the mortgage holder on 500 Metuchen Road.

   Section 5.4     Restrictions on Transfer of ANI Common Stock Under
                   --------------------------------------------------
Securities Laws.
---------------

                   (a) Such Shareholder understands and agrees that the shares of ANI Common Stock he will acquire in the Merger have not been registered under the Securities Act and that, accordingly, such shares will not be fully transferable except as permitted under various exemptions contained in the Securities Act or upon satisfaction of the registration and prospectus delivery requirements of the Securities Act. Such Shareholder acknowledges that he must bear the economic risk of its investment in such shares of ANI Common Stock for an indefinite period of time since such shares have not been registered under the Securities Act and therefore cannot be sold unless they are subsequently registered or an exemption from registration is available. Shareholder hereby represents and warrants that he is an Accredited Investor as defined under Rule 501(a) of the Securities Act and is acquiring the shares of ANI Common Stock in the Merger for investment purposes only, for his own account, and not as nominee or agent for any other Person, and not with the view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act.

                   (c) Such Shareholder hereby agrees with ANI as follows:

              (i) The certificates evidencing the shares of ANI Common Stock it will acquire in the Merger, and each instrument or certificate issued in transfer thereof, will bear substantially the following legend:

          "The securities evidenced by this certificate have not been registered under the Securities Act of 1933 and have been taken for investment purposes only and not with a view to the distribution thereof, and such securities may not be sold or transferred unless there is an effective registration statement under such Act covering such securities or the issuer corporation receives an opinion of counsel reasonably satisfactory to issuer corporation (which may be counsel for the issuer corporation) stating that such sale or transfer is exempt from the registration and prospectus delivery requirements of such Act."

              (ii) The certificates representing such shares of ANI Common Stock, and each instrument or certificate issued in transfer thereof, will also bear any legend required under any applicable state securities law.

              (iii) Absent an effective registration statement under the Securities Act, covering the disposition of the shares of ANI Common Stock which the such Shareholder acquires in the Merger, such Shareholder will not sell, transfer, assign, pledge, hypothecate or otherwise dispose of any or all of such shares of ANI Common Stock without first providing ANI with an opinion of counsel reasonably acceptable to ANI (which may be counsel for ANI) to the effect that such sale, transfer, assignment, pledge, hypothecation or other disposition will be exempt from the registration and the prospectus delivery requirements of the Securities Act and the registration or qualification requirements of any applicable state securities laws. Such Shareholder consents to ANI's making a notation on its records or giving instructions to any transfer agent of the ANI Common Stock in order to implement the restrictions on transfer set forth in this subsection (c).

   Section 5.5     Advice of Counsel.  Each Shareholder acknowledges that
                   -----------------
Shareholder has obtained advice from independent counsel with respect to this Agreement to the extent Shareholder desired to do so. Such Shareholder is not relying on any representations, except those set forth herein, or advice from ANI or Newco or any of their respective officers, directors, attorneys or other representatives regarding this Agreement, its content or effect.

                                   ARTICLE 6

                      CONDITIONS TO CONSUMMATION OF MERGER
                      ------------------------------------

   Section 6.1     Conditions to Each Party's Obligations.  Notwithstanding any
                   --------------------------------------
other provision of this Agreement, the obligations of each party hereto to consummate the Merger and the other transactions contemplated hereby shall be subject to the satisfaction, at or prior to the Closing Date, of the following conditions:

                   (a) There shall not be instituted and pending or threatened any Action before any Governmental Entity (i) challenging the Merger or otherwise seeking to restrain or prohibit the consummation of the transactions contemplated hereby, or (ii) seeking to prohibit the direct or indirect ownership or operation by ANI or the Surviving Corporation of all or a material portion of the business or assets of the Company, or to compel ANI, the Surviving Corporation or the Company to dispose of or hold separate all or a material portion of the business or assets of the Company, the Surviving Corporation or ANI.

                   (b) ANI shall have had declared effective its registration statement under the Securities Act with respect to its firm commitment underwritten initial public offering of the ANI Common Stock, and no stop order with respect thereto shall have been entered by the Securities and Exchange Commission.

   Section 6.2       Conditions to Obligations of ANI and Newco.
                     ------------------------------------------
Notwithstanding any other provision of this Agreement, the obligations of ANI and Newco to consummate the Merger and the other transactions contemplated hereby shall be subject to the satisfaction, at or prior to the Closing Date, of the following conditions:

          (a) The representations and warranties of the Company and the Shareholders in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and each of the Company and the Shareholders shall have complied with all covenants and agreements and satisfied all conditions on the Company's or the Shareholders' part, as applicable, to be performed or satisfied on or prior to the Closing Date.

          (b) ANI shall have received from [McLaughlin, Bennett, Gelson & Cramer, P.C.], counsel for the Company, a written opinion dated the Closing Date and addressed to ANI and Newco, in substantially the form attached as Annex C
                                                                      -------
hereto.

          (c) ANI shall have received a certificate of the President of the Company in substantially the form attached as Annex D hereto.
                                              -------

          (d) ANI shall have received the following under cover of a certificate of the Secretary of the Company dated the Closing Date in substantially the form attached as Annex E hereto:
            -------

              (i) Copies of resolutions of (A) the board of directors of the Company authorizing and approving the execution, delivery and performance of this Agreement and all other documents and instruments to be delivered by the Company pursuant hereto, and of (B) the Company's shareholders evidencing approval of this Agreement and the transactions contemplated hereby;

              (ii) A certificate of incumbency certifying the names, titles and signatures of the officers authorized to execute the documents referred to in subparagraph (i) above and further certifying that the [certificate] of incorporation and bylaws of the Company delivered to ANI at the time of, or prior to, the execution of this Agreement have been validly adopted and have not been amended or modified; and

              (iii) Such additional supporting documentation and other information with respect to the transactions contemplated hereby as ANI or its counsel may reasonably request.

          (e) Joseph Schortz shall have entered into a three-year Employment Agreement with ANI in substantially the form attached hereto as Annex F,
                                                                -------
providing for, among other terms, naming Mr. Schortz President of ANI at a salary of $250,000 per year and a one-year severance payment in the event of termination without cause.

          (f) A corporation of which Nathan Belkowitz is the sole shareholder shall have entered into a three-year Consulting Agreement with ANI to provide Mr. Belkowitz's services in substantially the form attached hereto as Annex G,
                                                                      -------
providing for, among other terms, annual compensation of $250,000 and a one-year severance payment in the event of termination of the contract without cause.

          (g) Lawrence J. Katz shall have entered into a two-year Consulting Agreement with ANI in substantially the form attached hereto as Annex H,
                                                                -------
providing for, among other terms, annual compensation of $110,000 and a one-year severance payment in the event of termination without cause.

          (h) Joseph Schortz, Nathan Belkowitz and Lawrence J. Katz shall have each entered into a Non-Competition Agreement with ANI which shall provide for a broad form of non-competition with the Company and ANI for a period of three years after closing, but in no event less than one year after the termination of employment or consulting (whether directly or indirectly) with the Company and/or ANI, in substantially the form attached hereto as Annex I.
                                                         -------

          (i) The Shareholders and ANI shall have entered into a Registration Rights Agreement in substantially the form attached hereto as Annex J.
                                                              -------

          (j) ANI shall be satisfied, in its sole discretion, with the results of its due diligence investigation of the Company.

          (k) ANI shall have received reasonable assurances from those key employees, if any, of the Company that may be identified by ANI in its discretion that they will remain in the employ of the Surviving Corporation for a reasonable period of time after the consummation of the transactions contemplated hereby.

          (l) All authorizations, consents, waivers and approvals by or from third parties required for the consummation of the transactions contemplated hereby shall have been obtained and all Liens on the assets and properties of the Company shall have been released or terminated.

          (m) No act, event or condition shall have occurred after the date hereof which ANI determines has had or could reasonably be expected to have a material adverse effect on the business, financial condition, properties, profitability, prospects or operations of the Company.

          (n) All corporate and other proceedings and actions taken in connection with the transactions contemplated hereby and all certificates, opinions, agreements, instruments, releases and documents referenced herein or incident to the transactions contemplated hereby shall be in form and substance reasonably satisfactory to ANI and its counsel.

          (o) The Shareholders shall have repaid the Company for any shareholder loans pursuant to Section 8.1(e), for any expenses pursuant to Section 8.4
                                                               -----------
hereof, shall have assigned their interest in the Farm LLCs as provided in

Section 2.7(i).
--------------

          (p) The acquisition of Botanical Products International, Inc. shall have been consummated on the terms set forth in the Acquisition Agreement dated June __, 1998.

          (q) Triarco and Mellon Bank (as to the bridge note) shall have acknowledged full payment and shall have released any rights or security interests that either may have in the Company Common Stock or assets (but in the case of Mellon Bank, as to the bridge note only, as to the assets of the Company).

          (r) (i) The shareholders agreement dated January 1, 1997 between the Shareholders shall have been terminated and (ii) the Shareholders shall have waived their preemptive rights contained in the Certificate of Incorporation.

          (s) The convertible promissory note in the amount of $3,000,000 to the BPI Holders, due on December 31, 1999, shall have been surrendered for cancellation subject only to the issuance of the ANI Common Stock as set forth in Section 2.3 hereof.
   -----------

          (t) ANI shall have theretofore received a true and complete list of
(a) the names and addresses of (i) customers that represented in excess of 10% of the Company's sales of goods and services during the 12 months ended on September 30, 1998, and (ii) suppliers from whom the Company purchased in excess of 10% of the Company's purchase of goods and services during the 12 months ended on September 30, 1998, and (b) all licenses of or rights to Proprietary Information granted to the Company by others or by others to the Company with a description thereof (including the term, payment for and scope).

          (u) The Development Agreement dated April 17, 1997 between the Company and Lawrence J. Katz shall have been terminated without liability or payment.

   Section 6.3       Conditions to Obligations of the Company and the
                     ------------------------------------------------
Shareholders.  Notwithstanding any other provision of this Agreement, the
------------
obligations of the Company and the Shareholders to consummate the Merger and the other transactions contemplated hereby shall be subject to the satisfaction, at or prior to the Closing Date, of the following conditions:

          (a) The representations and warranties of ANI and Newco in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, and ANI and Newco shall have complied with all covenants and agreements and satisfied all conditions on their part to be performed or satisfied on or prior to the Closing Date.

          (b) The Company shall have received from Paul, Hastings, Janofsky & Walker LLP, counsel for ANI and Newco, a written opinion dated the Closing Date and addressed to the Company and the Shareholders, in substantially the form attached as Annex K hereto.
            -------

          (c) The Company shall have received the following under cover of a certificate of the Secretary of ANI dated the Closing Date in substantially the form attached as Annex L hereto:
                 -------

              (i) Copies of resolutions of the board of directors of ANI authorizing and approving the execution, delivery and performance of this Agreement and all other documents and instruments to be delivered by ANI pursuant hereto and thereto;

              (ii) A certificate of incumbency certifying the names, titles and signatures of the officers authorized to execute the documents referred to in subparagraph (i) above and further certifying that the certificate of incorporation and bylaws of ANI delivered to the Company at the time of, or prior to, the execution of this Agreement have been validly adopted and have not been amended or modified; and

              (iii) Such additional supporting documentation and other information with respect to the transactions contemplated hereby as the Company or its counsel may reasonably request.

          (d) The Company shall have received a certificate of the President of ANI in substantially the form attached as Annex M hereto.
                                          -------

          (e) The Company shall have received the following under cover of a certificate of the Secretary of Newco dated the Closing Date in substantially the form attached as Annex N hereto:
                     -------

              (i) Copies of resolutions of (A) the board of directors of Newco authorizing and approving the execution, delivery and performance of this Agreement and all other documents and instruments to be delivered by Newco pursuant hereto and thereto, and (B) the sole stockholder of Newco approving this Agreement and the Merger;

              (ii) A certificate of incumbency certifying the names, titles and signatures of the officers authorized to execute the documents referred to in subparagraph (i) above and further certifying that the certificate of incorporation and bylaws of Newco delivered to the Company at the time of, or prior to, the execution of this Agreement have been validly adopted and have not been amended or modified; and

              (iii) Such additional supporting documentation and other information with respect to the transactions contemplated hereby as the Company or its counsel may reasonably request.

          (f) The Company shall have received a certificate of the President of Newco in substantially the form attached as Annex O hereto.
                                            -------

          (g) ANI shall have approved and implemented a stock option plan under which the key employees, consultants or advisors of the Company will be eligible to participate as of the Closing, and Joseph Schortz shall have been granted thereunder an option for 200,000 shares vesting over five years at an exercise price equal to the IPO Price.

          (h) Joseph Schortz and an additional non-affiliated individual designated by the Shareholders shall have been elected to the board of directors of ANI.

          (i) ANI or Newco shall have assumed all existing contracts with the management, employees, consultants and advisors of the Company and the BPI Note shall have been paid at Closing.

          (j) QBI shall have entered into a lease with MRA Associates, LLC, guaranteed by ANI, for a ten-year term and two five-year renewal options which will also provide an option for QBI or ANI to purchase the properties at fair market value, in substantially the form attached hereto as Annex P. Initial
                                                           -------
annual rent will be $212,000 and the lease will contain a 3% annual cost of living increase adjustment.

          (k) No act, event or condition shall have occurred after the date hereof which the Shareholders or the Company determines has had or could reasonably be expected to have a material adverse effect on the business, financial condition, properties, profitability, prospects or operations of ANI.

          (l) All corporate and other proceedings and actions taken in connection with the transactions contemplated hereby and all certificates, opinions, agreements, instruments, releases and documents referenced herein or incident to the transactions contemplated hereby shall be in form and substance reasonably satisfactory to the Company and its counsel.

          (m) ANI shall have included in the use of proceeds section of the registration statement for the initial public offering of its Common Stock, a contribution of capital or inter-company loan to the Surviving Corporation of up to $6,000,000 to the extent required by the 1998/1999 business plan of the Company as heretofore provided to ANI.

                                   ARTICLE 7

                      CONDUCT OF BUSINESS PENDING CLOSING
                      -----------------------------------

        During the period commencing on the date hereof and continuing through the Closing Date, the Company and the Shareholders covenant and agree (except as expressly contemplated by this Agreement or to the extent that ANI shall otherwise expressly consent in writing, which consent shall not be unreasonably withheld) that:

   Section 7.1     Qualification.  The Company shall maintain all
                   -------------
qualifications to transact business and remain in good standing in the foreign jurisdictions in which the Company owns or leases any property, or conducts any business, so as to require such qualification, except where the failure to maintain such qualification would not be reasonably likely to have a material adverse effect.

   Section 7.2     Ordinary Course.  The Company shall conduct its business in,
                   ---------------
and only in, the ordinary course and shall preserve intact its current business organizations, keep available the services of its current officers, employees and consultants and preserve its relationships with customers, suppliers and others having business dealings with it to the end that its goodwill and going business value shall be unimpaired at the Closing Date. The Company shall maintain its properties and assets in good condition and repair.

   Section 7.3     Organic Changes.  The Company shall not (a) amend its
                   ---------------
certificate of incorporation or bylaws, (b) acquire by merging or consolidating with, or agreeing to merge or consolidate with, or purchase substantially all of the stock or assets of, or otherwise acquire any business or any corporation, partnership, association or other business organization or division thereof except for the acquisition of BPI, (c) enter into any partnership or joint venture, (d) declare, set aside, make or pay any dividend or other distribution in respect of its capital stock or purchase or redeem, directly or indirectly, any shares of its capital stock, (e) issue or sell any shares of its capital stock of any class or any options, warrants, conversion or other rights to purchase any such shares or any securities convertible into or exchangeable for such shares, or (f) liquidate or dissolve or obligate itself to do.

   Section 7.4     Indebtedness.  The Company shall not incur any Indebtedness,
                   ------------
sell any debt securities or lend money to or guarantee the Indebtedness of any Person. The Company shall not restructure or refinance its existing Indebtedness.

   Section 7.5     Accounting.  The Company shall not make any change in the
                   ----------
accounting principles, methods, records or practices followed by it or depreciation or amortization policies or rates theretofore adopted by it. The Company shall maintain its books, records and accounts in accordance with GAAP.

   Section 7.6     Compliance with Legal Requirements.  The Company shall comply
                   ----------------------------------
promptly with all requirements that applicable law may impose upon it and its operations and with respect to the transactions contemplated by this Agreement, and shall cooperate promptly with, and furnish information to, ANI in connection with any such requirements imposed upon ANI, or upon any of its affiliates, in connection therewith or herewith, including, without limitation, all information reasonably required by ANI to prepare its registration statement with respect to its initial public offering.

   Section 7.7     Disposition of Assets.  The Company shall not sell, transfer,
                   ---------------------
license, lease or otherwise dispose of, or suffer or cause the encumbrance by any Lien upon any of, its properties or assets, tangible or intangible, or any interest therein, except in the ordinary course of business; provided, however, the Company shall pay the accrued obligations due to Lawrence J. Katz in an amount not to exceed $____________ on the following basis: (i) 30% prior to or at the closing; and (ii) 70% in twenty four (24) equal monthly installments, without interest, commencing 31 days after the date of closing.

   Section 7.8     Compensation.  The Company shall not (a) adopt or amend in
                   ------------
any material respect any collective bargaining, bonus, profit-sharing, compensation, stock option, pension, retirement, deferred compensation, employment or other plan, agreement, trust, fund or arrangement for the benefit of employees (whether or not legally binding) other than to comply with any Legal Requirement or (b) pay, or make any accrual or arrangement for payment of, any increase in compensation, bonuses or special compensation of any kind, or any severance or termination pay to, or enter into any employment or loan or loan guarantee agreement with, any current or former officer, director, employee or consultant of the Company.

   Section 7.9     Modification or Breach of Agreements; New Agreements.  The
                   ----------------------------------------------------
Company shall not terminate or modify, or commit or cause or suffer to be committed any act that will result in breach or violation of any term of, or (with or without notice or passage of time, or both) constitute a default under or otherwise give any person a basis for nonperformance under, any indenture, mortgage, deed of trust, loan or credit agreement, lease, license or other agreement, instrument, arrangement or understanding, written or oral, disclosed in this Agreement or the Schedules hereto. The Company shall refrain from becoming a party to any contract or commitment other than in the ordinary course of business. The Company shall meet all of its contractual obligations in accordance with their respective terms.

   Section 7.10    Capital Expenditures.  Except for capital expenditures or
                   --------------------
commitments necessary to maintain its properties and assets in good condition and repair (the amount of which shall not exceed the greater of $7,500 per month or $25,000 in the aggregate), the Company shall not purchase or enter into any contract to purchase any capital assets.

   Section 7.11    Maintain Insurance.  The Company shall maintain its Policies
                   ------------------
in full force and effect and shall not do, permit or willingly allow to be done any act by which any of the Policies may be suspended, impaired or canceled.

   Section 7.12    Discharge.  The Company shall not cancel, compromise, release
                   ---------
or discharge any claim of the Company upon or against any person or waive any right of the Company of material value, and not discharge any Lien upon any asset of the Company or compromise any debt or other obligation of the Company to any person other than Liens, debts or obligations with respect to current liabilities of the Company.

   Section 7.13    Actions.  The Company shall not institute, settle or agree
                   -------
to settle any Action before any governmental entity.

   Section 7.14    Permits.  The Company shall maintain in full force and
                     -------
effect, and comply with, all Permits.

   Section 7.15    Tax Assessments and Audits.  The Company shall furnish
                   --------------------------
promptly to ANI a copy of all notices of proposed assessment or similar notices or reports that are received from any taxing authority and which relate to the Company's operations for periods ending on or prior to the Closing Date. The Shareholders shall cause the Company to promptly inform ANI, and permit the participation in by ANI at its expense, of any investigation, audit or other proceeding by a Governmental Entity in connection with any Taxes, assessment, governmental charge or duty and shall not consent to any settlement or final determination in any proceeding without the prior written consent of ANI, which shall not be unreasonably withheld.

                                   ARTICLE 8

                              ADDITIONAL COVENANTS
                              --------------------

   Section 8.1     Covenants of the Company and the Shareholders.  During the
                   ---------------------------------------------
period commencing on the date hereof and continuing through the Closing Date, each of the Company and the Shareholders agrees to:

                   (a) comply promptly with all requirements that applicable Legal Requirements may impose upon it with respect to the transactions contemplated by this Agreement, and shall cooperate promptly with, and furnish information to, ANI in connection with any such requirements imposed upon ANI or upon any of its affiliates in connection therewith or herewith, including, without limitation, all information reasonably required by ANI to prepare its registration statement with respect to its initial public offering;

                   (b) use its reasonable commercial efforts to obtain (and to cooperate with ANI in obtaining) any consent, authorization or approval of, or exemption by, any Person required to be obtained or made by the Company or the Shareholders, as applicable, in connection with the transactions contemplated by this Agreement;

                   (c) use its reasonable commercial efforts to bring about the satisfaction of the conditions precedent to Closing set forth in Sections 6.1 and 6.2 of this Agreement, including, but not limited to, providing to ANI the lists required by Section 6.2(t);

                   (d) promptly orally advise ANI and, within three business days thereafter, advise ANI in writing of any change in the Company's business or condition that has had or may have a material adverse effect; and

                   (e) at or prior to the Closing, the Shareholders will repay to the Company any shareholders loans payable, other than the loan to Joseph Schortz in the approximate amount of $80,000, thereafter loaned by Joseph Schortz to a co-defendant in the Triarco lawsuit, which shall be written off by the Company prior to Closing.

   Section 8.2     Covenants of ANI.  During the period commencing on the date
                   ----------------
hereof and continuing through the Closing Date, ANI agrees to:

                   (a) comply promptly with all requirements that applicable Legal Requirements may impose upon it with respect to the transactions contemplated by this Agreement, and shall cooperate promptly with, and furnish information to, the Company and the Shareholders in connection with any such requirements imposed upon the Shareholders or the Company or upon any of the Affiliates of the Company in connection therewith or herewith;

                   (b) use its reasonable commercial efforts to obtain any consent, authorization or approval of, or exemption by, any Person required to be obtained or made by ANI in connection with the transactions contemplated by this Agreement;

                   (c) use its reasonable commercial efforts to have the Shareholders released from any Guarantees set forth on Schedule 8.2 hereto.
                                                       ------------
If ANI cannot obtain any such release within 90 days after the Closing Date, it will indemnify, from and after the Closing Date, the Shareholders from any liability on the related guarantees;

                   (d) use its reasonable commercial efforts to bring about the satisfaction of the conditions precedent to Closing set forth in Sections 6.1, 6.2(q) and (s) and 6.3 of this Agreement; and

                   (e) assume immediately prior to Closing (i) the convertible debt held by the BPI Holders and (ii) the Earnout.

   Section 8.3     Access and Information.
                   ----------------------

                   (a) Between the date hereof and the Closing Date, (i) the Company will, upon reasonable notice of at least 48 hours, permit, and will cause its officers, directors, key employees and advisors to permit, ANI and its representatives and agents reasonable access to the Company's books and records, facilities, key personnel, customers, suppliers, independent accountants and attorneys, as requested by ANI; (ii) ANI will use its reasonable best efforts to provide the Shareholders and the Company and their respective representatives and agents reasonable access to the books and records, facilities, key personnel, customers, suppliers, independent accountants and attorneys of other companies to be acquired by ANI in conjunction with the acquisition of the Company, as reasonably requested by the Company (subject to the execution of appropriate confidentiality agreements and with the understanding that there will be no access to product formulations or other sensitive trade secret information); and (iii) the Company shall provide to ANI, promptly upon completion, an unaudited balance sheet and the related statements of income or operations, cash flows and stockholder's equity of each of (a) the Company, [(b) the Farm LLCs,] and (c) BPI for each month-end and period from and after December 31, 1997 [except for the Farm LLCs, which may be provided quarterly].

                   (b) The Confidentiality Agreement dated April 6, 1998 (the "Confidentiality Agreement") entered into among the Company, the Shareholders
--------------------------
and ANI shall survive the execution and delivery of this Agreement.

   Section 8.4     Expenses.  Except as otherwise specifically provided herein,
                   --------
each party to this Agreement shall bear its own direct and indirect expenses incurred in connection with the negotiation and preparation of this Agreement and the consummation and performance of the transactions contemplated hereby, including, without limitation, all legal fees and fees of any brokers, finders or similar agents; provided, however, that the Company may advance such
                   --------  -------
expenses on behalf of the Shareholders which such advances the Shareholders shall repay to the Company at, or prior to, the Closing; provided, further, that
                                                         --------  -------
the fees of independent auditors to audit the Company's financial statements shall be paid by ANI; and provided, further, that expenses incurred by the
                          --------  -------
Shareholders in connection with activities specifically requested by ANI in pursuing and consummating its initial public offering shall be reimbursed by ANI.

        Section  8.5  Certain Notifications.  At all times from the date hereof
                      ---------------------
to the Closing Date, each party shall promptly notify the others in writing of the occurrence of any event that will or may (i) render any statement, representation or warranty of such party in this Agreement (including the Schedules hereto) inaccurate or incomplete in any material respect or (ii) constitute or result in the breach by such party of, or a failure to comply with, any agreement or covenant in this Agreement applicable to such party or
(iii) result in the failure by such party to satisfy any of the conditions specified in Article 6 hereof.
             ---------

        Section  8.6  Publicity; Employee Communications.  At all times prior to
                      ----------------------------------
the Closing Date, each party shall obtain the consent of all other parties hereto prior to issuing, or permitting any of its directors, officers, employees or agents to issue, any press release or other information to the press, employees of the Company or any third party with respect to this Agreement or the transactions contemplated hereby; provided, however, that no party shall be
                                      --------  -------
prohibited from supplying any information to any of is representatives, agents, attorneys, advisors, financing sources and others to the extent necessary to complete the transactions contemplated hereby. Nothing contained in this Agreement shall prevent any party to this Agreement at any time from furnishing any required information to any Governmental Entity or authority pursuant to a Legal Requirement or from complying with its legal or contractual obligations.

        Section  8.7  Further Assurances.  Subject to the terms and conditions
                      ------------------
of this Agreement, each of the parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable under applicable Legal Requirements, to consummate and make effective the transactions contemplated by this Agreement. If at any time after the Closing any further action is necessary or desirable to carry out the purposes of this Agreement, the Shareholders, the Company, ANI or Newco, as the case may be, shall take or cause to be taken all such necessary or convenient action and execute, and deliver and file, or cause to be executed, delivered and filed, all necessary or convenient documentation.

        Section  8.8  Competing Offers; Merger or Liquidation.  The Company and
                      ---------------------------------------
the Shareholders agree that they will not, and the Shareholders will cause the Company not to, directly or indirectly, through any officer, director, agent or otherwise, solicit, initiate, encourage or conduct discussions with, or accept or consider the submissions of bids, offers or proposals by, any Person with respect to an acquisition of the Company or its assets or capital stock or a Merger or similar transaction, and the Company and the Shareholders will not, and the Shareholders will not permit the Company to, engage any broker, financial adviser or consultant with an incentive to initiate or encourage proposals or offers from other parties. Furthermore, the Company and the Shareholders shall not, and the Shareholders shall not permit the Company to, directly or indirectly, through any officer, director, agent or otherwise, engage in negotiations concerning any such transaction with, or provide information to, any Person other than Buyer and its principal shareholder, and their respective representatives, with a view to engaging, or preparing to engage, that Person with respect to any matters referenced in this Section. The Shareholders shall ensure that the Company shall not commence any proceeding to merge, consolidate or liquidate or dissolve or obligate itself to do so.

                                   ARTICLE 9

                       TERMINATION, AMENDMENT AND WAIVER
                       ---------------------------------

        Section  9.1  Termination.  This Agreement may be terminated at any time
                      -----------
prior to the Closing:

             (a) by mutual consent of all of the parties hereto;

             (b) by the Company or the Shareholders, on the one hand, or by Buyer, on the other hand, by written notice to the other party or parties hereto if the Merger shall not have been consummated on or before November 15, 1998 (or such later date as Buyer, the Company and the controlling Shareholders may agree), provided that in the case of a termination under this clause (b), the party or parties terminating this Agreement shall not then be in material breach of any of its or their obligations under this Agreement;

             (c) by Buyer if (i) there has been a material misrepresentation, breach of warranty or breach of covenant by the Company or the Shareholders under this Agreement or (ii) any of the conditions precedent to Closing set forth in Sections 6.1 and 6.3 have not been met on the Closing Date, and, in each case, Buyer is not then in material default of its obligations hereunder; or

          (d) by the Company or the Shareholders if (i) there has been a material misrepresentation, breach of warranty or breach of covenant by Buyer under this Agreement or (ii) any of the conditions precedent to Closing set forth in Sections 6.1 and 6.2 have not been met on the Closing Date, and, in each case, neither the Company nor the Shareholders are then in material default of their obligations hereunder.

        Section  9.2  Effect of Termination.  In the case of any termination of
                      ---------------------
this Agreement, the provisions of Sections 8.3(b) and 8.4 shall remain in full force and effect. Upon termination of this Agreement as provided in Section 9.1(a) or (b), this Agreement shall forthwith become void and there shall be no liability or obligation on the part of any party hereto or their respective directors, officers, employees, agents or other representatives. In the event of termination of this Agreement as provided in Section 9.1(c) or (d) hereof, such termination shall be without prejudice to any rights that the terminating party or parties may have against the breaching party or parties or any other Person under the terms of this Agreement or otherwise.

        Section  9.3  Amendment and Waiver.  This Agreement may be amended only
                      --------------------
by a written instrument executed by each of the parties hereto. Any term or provision of this Agreement may be waived in writing at any time by the party or parties entitled to the benefits thereof. No failure to exercise and no delay in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude the exercise of any other right, power or privilege. No waiver of any breach of any covenant or agreement hereunder shall be deemed a waiver of any preceding or subsequent breach of the same or any other covenant or agreement. The rights and remedies of each party under this Agreement are in addition to all other rights and remedies, at law or in equity, that such party may have against the other parties.

                                   ARTICLE 10

                   SURVIVAL OF REPRESENTATIONS AND WARRANTIES
                   ------------------------------------------

        Section  10.1  Survival of Representations and Warranties.  The
                       ------------------------------------------
representations and warranties of the parties hereto contained in this Agreement or in any writing delivered pursuant hereto or at the Closing shall survive the execution and delivery of this Agreement and the Closing and the consummation of the transactions contemplated hereby (and any examination or investigation by or on behalf of any party hereto) until the date 18 months after the Closing Date (except for claims in respect thereof pending at such time, which shall survive until finally resolved or settled); provided, however, that the representations
                                    --------  -------
and warranties contained in Sections 3.1, 3.2, 3.3, 3.11, 3.13 (in so far as it applies to Environmental Matters), 5.1, 5.2, 5.3 and 5.4 shall survive until the expiration of the applicable statute of limitations; and, provided further, as to those representations and warranties made herein as to BPI shall expire on the date set forth for the expiration of representations and warranties in the BPI Stock Purchase Agreement. No Action may be commenced with respect to any representation, warranty, covenant or agreement in this Agreement, or in any writing delivered pursuant hereto, unless by written notice, setting forth in reasonable detail the claimed breach thereof, shall be delivered pursuant to
Section 11.1 to the party or parties against whom liability for the claimed breach is charged on or before the termination of the survival period specified in Section 10.1 for such representation, warranty, covenant or agreement.

                                   ARTICLE 11

                               GENERAL PROVISIONS
                               ------------------

        Section  11.1  Notices.  All notices and other communications under or
                       -------
in connection with this Agreement shall be in writing and shall be deemed given
(a) if delivered personally, upon delivery, (b) if delivered by registered or certified mail (return receipt requested), upon the earlier of actual delivery or three days after being mailed, or (c) if given by telecopy, upon confirmation of transmission by telecopy, in each case to the parties at the following addresses:

             (a) If to Buyer or Newco, addressed to:

                   Advanced Nutraceuticals, Inc.
                   2715 Bissonnett, Suite 305
                   Houston, Texas 77005
                   Telecopy:  (713) 874-1443
                   Attention:  Mr. Barry Loder

                   With a copy to:

                   Paul, Hastings, Janofsky & Walker LLP
                   555 South Flower Street, 23rd Floor
                   Los Angeles, California 90071
                   Telecopy:  (213) 627-0705
                   Attention: David L. Gersh, Esq.

             (b)   If to the Company, addressed to:

                   Quality Botanical Ingredients, Inc.
                   500 Metuchen Road
                   South Plainfield, New Jersey 07080
                   Telecopy:  (908) 561-9682
                   Attention:  Mr. Joseph Schortz, President

                   With a copy to:

                   McLaughlin Bennett Gelson & Cramer, P.C.
                   1305 Campus Parkway
                   Neptune, New Jersey 07753
                   Telecopy:  (732) 919-1240
                   Attention:  John F. Gelson, Esq.

             (c)   If to the Shareholders,
                   addressed to:

                   Joseph Schortz
                   c/o Quality Botanical Ingredients, Inc.
                   500 Metuchen Road
                   South Plainfield, New Jersey 07080
                   Telecopy:  (908) 561-9682

                   With a copy to:

                   McLaughlin Bennett Gelson & Cramer, P.C.
                   1305 Campus Parkway
                   Neptune, New Jersey 07753
                   Telecopy:  (732) 919-1240
                   Attention:  John F. Gelson, Esq.

                   Lawrence J. Katz
                   11 Minute Man Court
                   Basking Ridge, New Jersey 07921

                   The Botanical Trust, Joseph Schortz, Trustee
                   c/o Quality Botanical Ingredients, Inc.
                   500 Metuchen Road
                   South Plainfield, New Jersey 07080
                   Telecopy:  (908) 561-9682

                   With a copy to:

                   McLaughlin Bennett Gelson & Cramer, P.C.
                   1305 Campus Parkway
                   Neptune, New Jersey 07753
                   Telecopy:  (732) 919-1240
                   Attention:  John F. Gelson, Esq.

        Section  11.2  Severability.  If any term or provision of this Agreement
                       ------------
or the application thereof to any circumstance shall, in any jurisdiction and to any extent, be invalid or unenforceable, such term or provision shall be ineffective as to such jurisdiction to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable such term or provision in any other jurisdiction, the remaining terms and provisions of this Agreement or the application of such terms and provisions to circumstances other than those as to which it is held invalid or enforceable.

        Section  11.3  Entire Agreement.  This Agreement, including the
                       ----------------
exhibits, annexes and schedules attached hereto and other documents referred to herein, and the Confidentiality Agreement, contain the entire understanding of the parties hereto in respect of their subject matter and supersede all prior and contemporaneous agreements and understandings, oral and written, among the parties with respect to such subject matter.

        Section  11.4  Miscellaneous.  This Agreement shall be binding upon and
                       -------------
inure to the benefit of each of the parties hereto and their respective successors, heirs and assigns; provided, however, that no party may assign
                               --------  -------
either this Agreement or any of its rights, interests or obligations hereunder in whole or in part without the prior written consent of the other parties hereto (other than to the Surviving Corporation as a result of the Merger), and any such transfer or assignment without said consent shall be void, ab initio.
                                                                    ---------
Subject to the immediately preceding sentence, this Agreement is not intended to benefit, and shall not run to the benefit of or be enforceable by, any other person or entity other than the parties hereto and their permitted successors and assigns. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute one and the same Agreement. The exhibits, schedules and annexes to this Agreement are incorporated herein and, by this reference, made a part hereof as if fully set forth at length herein. The article, section and subsection headings used herein are inserted for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement. As used in this Agreement, the masculine, feminine or neuter gender, and the singular or plural, shall be deemed to include the others whenever and wherever the context so requires. For the purposes of this Agreement, unless the context clearly requires, "or" is not exclusive. Each party hereto hereby knowingly, voluntarily and intentionally waives any right it may have to a jury trial in any legal proceeding which may be hereafter instituted by any party hereto to assert a claim arising out of or relating to this Agreement or any other agreement, instrument or document contemplated hereby or thereby. If any legal action or other proceeding is brought by any party pursuant to this Agreement, the prevailing party shall be entitled to recover its costs and expenses, including reasonable attorneys' fees.

        Section  11.5  Governing Law.  This Agreement shall be governed by and
                       -------------
construed in accordance with the internal laws (and not the law of conflicts) of the State of Delaware.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.


                         ADVANCED NUTRACEUTICALS, INC.


                         By:__________________________________
                             An Authorized Officer


                         NEWCO


                         By:__________________________________
                               An Authorized Officer


                         QUALITY BOTANICAL INGREDIENTS, INC.


                         By:__________________________________
                               An Authorized Officer



                         _____________________________________
                         JOSEPH SCHORTZ


                         _____________________________________
                         LAWRENCE J. KATZ


                         THE BOTANICAL TRUST


                         By:__________________________________
                            Joseph Schortz, Trustee